BioSpecifics
TECHNOLOGIES CORP.

June 2011

(NASDAQ:BSTC)

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding BioSpecifics' strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, its expected revenue growth, and any other statements containing the words "believes," "expects," "anticipates," "plans," "estimates" and similar expressions, are forward-looking statements. There are a number of important factors that could cause its actual results to differ materially from those indicated by such forward-looking statements, including the statements made by BioSpecifics and by its partner Auxilium regarding progress toward achievement of Auxilium's objectives for the US launch of XIAFLEX® for Dupuytren's contracture; the ability of Pfizer to achieve its objectives for XIAPEX® in Europe; the ability of Asahi Kasei to achieve its objectives for XIAFLEX in Japan; the success of the Phase 3 trials for XIAFLEX for the treatment of Peyronie's disease; the outcome of the dispute with Auxilium over the Company's right to conduct clinical trials; the Company's ability to restart the Chien-803 trial for injectable collagenase for the treatment of canine lipomas and the clinical success of that trial; the Company's ability to initiate and complete clinical trials in additional indications, all of which will determine the amount of milestone, royalty and sublicense income BioSpecifics may receive; and other risk factors identified in the Company's Form 10-K for the year ended December 31, 2010 and its reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

BioSpecifics

Company Overview

- Leading company developing injectable collagenase
  - Marketed in the US as XIAFLEX* and Europe as XIAPEX** for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad range of indications
- Strategic marketing alliances to maximize value of XIAFLEX
- Licensed to Auxilium for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe
  - Auxilium sub-licensed to Asahi Kasei for Japan
- Significant future royalties, milestones, and additional payments expected
- Further trials for additional indications
  - Phase 3 pivotal clinical trials for Peyronie's disease
    - Study enrollment complete
    - Top line results expected 2Q12
- Strong patent/intellectual property portfolio-2028

*Registered Trademark: Auxilium Pharmaceuticals

**Registered Trademark: Pfizer

BioSpecifics

XIAFLEX: Highly Purified Form of Injectable Collagenase

- Collagen is most abundant protein in humans
- Excess collagen including scar tissue causes many medical conditions
- Collagenase is specific for collagen
- Minimally invasive approach for removal of collagen
- XIAFLEX therapy has numerous potential clinical applications
- BioSpecifics has conducted trials in 12 clinical indications

BioSpecifics - Auxilium XIAFLEX Development and License Agreement

- >$21 M received to date
- Payments due to BioSpecifics from Auxilium
  - Low double digit royalties as % of worldwide net sales by Auxilium, Asahi Kasei or Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - % of sub-license income from licensees
  - Modest milestones for additional indications, regulatory submissions and approvals in US or major countries in Europe

Auxilium – Pfizer Partnership for XIAPEX in Europe

- Pfizer responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $6.4M upfront payment received by BioSpecifics
- $1.3M received in March 2010 from Auxilium for MAA acceptance of XIAPEX for Dupuytren's contracture in Europe
- $2.5M received in May 2011 for commercial launch in U.K.
- $637,000 due in June 2011 for commercial launch in Germany
- BioSpecifics to receive:
  - 8.5% of all remaining future milestone payments to Auxilium from Pfizer.
  - All in addition to milestones due under BioSpecifics - Auxilium agreement

BioSpecifics

Pfizer Marketing Update for XIAPEX in Europe

- Pfizer has launched XIAPEX in 7 European countries: United Kingdom, Germany, Denmark, Sweden, Finland, Norway and Austria.
- XIAPEX priced between $1000-1400 USD (favorable price vs. surgery) [1]
- Pfizer showed strong presence at FESSH in Oslo, Norway in support of XIAPEX
- Favorable factors for Europe:
  - Reimbursement process in Europe is expected to be smoother vs. the US reimbursement process. Physicians are salaried.
  - Disease associated with Northern European ancestry
  - Surgery involves long waiting period in Europe [2]

1)Source: Auxilium Pharmaceuticals
2) J Dias et al JHS Vol 36E Supplement 1 May 2011

BioSpecifics

Auxilium – Asahi Kasei Pharma Partnership for XIAFLEX in Japan

- Asahi has rights to commercialize XIAFLEX for Dupuytren's contracture and Peyronie's disease in Japan
- $15M upfront to Auxilium
- Auxilium to receive up to $247M in potential future milestone payments
  - $37M for development and regulatory milestones
  - $210M for sales milestones
  - Auxilium will receive increasing tiered double-digit royalties based on sales of XIAFLEX in Japan and will supply product to Asahi at a predetermined cost
- BioSpecifics to receive:
  - $750,000 received in May 2011
  - % of $247M of potential future milestones and low double digit royalties
  - Same low double digit royalty as from sales by Auxilium and Pfizer

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- Product efficacy and safety consistent with clinical data
- First and only FDA- and EMA-approved nonsurgical treatment
- Launched in March 2010 in US and April 2011 in Europe (UK)


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

BioSpecifics

Market Potential in US

- Surgeons highly receptive to use of XIAFLEX as alternative to surgery
- Average patient expected to need 1.1 vials per patient



Surgically Treated Annually
~70,000
Newly Diagnosed Annually
~300,000
Diagnosed Patients
1-3M
Prevalence: 3-6% of Adult Caucasian Population
6M - 11M

Source: Auxilium Pharmaceuticals

Dupuytren's Contracture
Auxilium Phase 3 Results

- Primary endpoint: statistically significant reduction in contracture to within 0-5 degrees of normal; all secondary endpoints met with statistical significance
- Cord I trial (306 patients): 64% of XIAFLEX arm met primary endpoint vs. 6.8% for placebo ($p<0.001$); published in *NEJM* (September 2009)
- Cord II trial (66 patients): 44% of XIAFLEX arm met primary endpoint vs. 4.8% for placebo ($p<0.001$) *JHS* (December 2010)
- Serious local adverse events: flexor tendon rupture (3), pulley rupture, ligament injury, complex regional pain syndrome and sensory abnormality of the hand

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

Dupuytren's Contracture Recurrence Rates Post-Treatment

Treatment Option	Year 1	Year 2
BioSpecifics data:	6.7%	18%
Auxilium data:	7.4%	19.3%
Surgery:	-	34%
Needle fasciotomy:	-	85%*

- In June 2010, Auxilium announced data showing nominal recurrence rate of 19.3% for joints treated with XIAFLEX at two years, further supporting long-term benefit of XIAFLEX
- Auxilium data consistent with BioSpecifics data
- Auxilium to announce three year data in June 2011

Source: Auxilium Pharmaceuticals
* Data from mean of 2.3 years

BioSpecifics

Auxilium Commercialization Effort

- J-code J0775 effective Jan. 1, 2011
- Time for reimbursement decreased from 45 to 21 days
- Specific CPT code for XIAFLEX recommended by ASSH expected to be effective January 1, 2012
- C-code for institutional use effective as of July 1, 2010
- Targeting ~6,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
  - 2,764 physicians currently enrolled since launch
- Targeted U.S. patient education campaign
- Multi-cord injection Phase 4. Enrollment complete. Results expected later in Q411
- Enrollment in re-treatment trial to begin in 2H11
- Auxilium anticipates 2011 net revenues between $59-71M with approximately $50-60M in US revenue and $9-11M in ex-US revenue recognized from royalties and milestones from both Pfizer and Asahi

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

Pipeline


Indications
Phase 1
Phase 2
Phase 3
Marketing & Sales
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Canine Lipoma
Lipoma
Cellulite

BioSpecifics

Overview of XIAFLEX for Treatment of Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Phase 3 initiated October 2010
- Enrollment completed in March 2011
  - Over 800 patients enrolled
- Top line results expected by 2Q12



Erect penis with Peyronie's



Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Market Potential of XIAFLEX for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Potential for market expansion based on larger number of vials used per patient
- Common association with other diseases such as Dupuytren's contracture, Frozen shoulder, plantar fibromatosis and knuckle pads



>210,000 Potential Annual Candidates for XIAFLEX
Medical or Intralesional Therapy/Surgery Recommended
315,000
Patients Seeking Treatment
475,000
Prevalence: 5% of Adult Male Population

Source: Auxilium Pharmaceuticals

BioSpecifics

Peyronie's Disease
Phase 3 Design

- Randomized, double-blind, placebo-controlled
- 2:1 XIAFLEX to placebo
- >800 patients at 70 sites in US and Australia
- Open label study with 250 patients at 30 US, EU, and NZ sites
- PK study with 16 patients
- Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
- 52 week follow up for patients in double blind study
- 36 week follow up for patients in open study
- Enrollment is complete

Source: Auxilium Pharmaceuticals

XIAFLEX Treatment for Frozen Shoulder

- Inflammation and thickening of shoulder capsule
- No FDA-approved pharmaceutical treatment
- 20-50M people worldwide affected
- 700,000 patients visit doctors annually in US
- Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



BioSpecifics

BioSpecifics Frozen Shoulder Phase 2 Dose-Response Study Results



Active Elevation Change from Baseline at 30-day Visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU*
Dose

Source: American Academy of Orthopaedic Surgeons in March 2006

** 10 kU = Dose approved for Dupuytren's Contracture*

BioSpecifics

Lipoma

- Encapsulated fat deposits occurring as bulges under the skin
- Human patients
  - Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
  - Phase 1 trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
- Canine patients
  - 1.7M dogs affected in US
  - Most frequent treatment option is surgery but requires general anesthesia

Canine Lipoma Overview

- Current treatment requires general anesthesia
- BioSpecifics veterinarian market survey
  - Each performed average 25 surgeries/lipoma excision annually
  - Estimate that they would use injectable collagenase product on 22 dogs per year
- 1 million potential injectable collagenase treatments for canine lipoma annually in US

Study Chien 802 Canine Lipoma

- Open label trial with single injection into benign subcutaneous lipomas.
  - No repeat treatments
- 3 dogs evaluable by CT Scan at 90 days post treatment
- Treated lipomas were 0%, 0%, and 7% of size at baseline vs. un-treated control lipomas which increased by 29%, 13%, 28% from baseline, respectively
- Single injection resulted in average decrease of 97% size of lipoma and untreated had increase of 23% in lipoma size

BioSpecifics

Dispute with Auxilium

- Auxilium filed a complaint against BioSpecifics (Court of Common Pleas in Chester County, Pennsylvania) concerning its right to conduct clinical trials without Auxilium's approval
- Voluntarily agreed to suspend Chien-803 trial; will not be initiating any new trials using injectable collagenase in animals or humans pending resolution of dispute
- Outcome of dispute will have no effect on amounts due to BioSpecifics from Auxilium for exercised indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder)
- Complaint seeks declaratory and injunctive relief, but not monetary damages
- Dispute has been sealed pending further court order

Cellulite

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase 1 results


Before Collagenase
One month after Collagenase
Six months after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (September 15, 2006).

BioSpecifics

Injectable Collagenase Tested in 12 Indications and over 2500 Patients

- Dupuytren's contracture
- Peyronie's disease
- Frozen shoulder
- Human lipoma
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy
- Canine lipoma

BioSpecifics Technologies Corp

Intellectual Property

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US granting 7 year exclusivity after approval
  - Under healthcare reform legislation for biologics, XIAFLEX should be entitled to 12 years of US market exclusivity, or until 2022, unless such legislation is amended
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first in class through 2021
- Manufacturing patent issued October 2010
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

BioSpecifics
TECHNOLOGIES CORP

Financial Highlights ($)

	For the quarter ended	For the year ended
	03/31/11*	12/31/10
	(unaudited)	(audited)
Cash and equivalents, short term investments	8,506,330	7,831,822
Income Statement		
Revenues	1,856,915	5,661,348
Other income	16,560	525,843
Costs and expenses	(1,721,592)	(7,695,731)
Deferred tax assets	3,539,240	–
Net income (loss)	3,691,123	(1,508,540)
Net income (loss) basic per share	0.59	(0.24)
Net income (loss) diluted per share	0.51	(0.24)
Shares used in computation of basic net income (loss)	6,293,868	6,261,214
Shares used in computation of diluted net income (loss)	7,203,324	6,261,214

*On a Non-GAAP basis for the quarter ended March 31, 2011, net income was $151,883 with an EPS of $0.02 basic and diluted excluding the deferred tax assets.

BioSpecifics
TECHNOLOGIES CORP

Anticipated Milestones

- Dupuytren's contracture:
  - Pfizer to launch XIAPEX in additional major European markets; France, Italy, and Spain
  - Announce multi-cord injection Phase 4 study results 4Q 11 in presentation or publication
  - Report 3 year recurrence data in June 2011
  - Announce CPT code effective as of January 1, 2012
  - Begin enrollment in the retreatment trial in 2H11
- Peyronie's disease:
  - Report top-line results for Phase 3 pivotal clinical trials in 2Q12
- Announce initiation of additional trials in new indication(s)

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

Company Overview

- Leading company developing injectable collagenase
  - Marketed in the US as XIAFLEX* and Europe as XIAPEX** for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad range of indications
- Strategic marketing alliances to maximize value of XIAFLEX
- Licensed to Auxilium for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe
  - Auxilium sub-licensed to Asahi Kasei for Japan
- Significant future royalties, milestones, and additional payments expected
- Further trials for additional indications
  - Phase 3 pivotal clinical trials for Peyronie's disease
    - Study enrollment complete
    - Top line results expected 2Q12
- Strong patent/intellectual property portfolio-2028

*Registered Trademark: Auxilium Pharmaceuticals

**Registered Trademark: Pfizer

BioSpecifics

BioSpecifics

TECHNOLOGIES CORP.

(NASDAQ:BSTC)